                                                                   EXHIBIT 10(D)

                                   FORM 11-K
                                 ANNUAL REPORT

                        PURSUANT TO SECTION 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

   (MARK ONE:)
     /X/      ANNUAL REPORT PURSUANT TO SECTION 15(D) OF THE
              SECURITIES AND EXCHANGE ACT OF 1934 (FEE REQUIRED)
              FOR THE FISCAL YEAR ENDED DECEMBER 31, 1994

     / /      TRANSACTION REPORT PURSUANT TO SECTION 15(D) OF THE
              SECURITIES EXCHANGE ACT OF 1934 (FEE REQUIRED)
              FOR THE TRANSITION PERIOD FROM           TO

COMMISSION FILE NUMBER: 1-4014

A. Full title of the plan and the address of the plan, if different from that of the issuer named below:

                         FINA CAPITAL ACCUMULATION PLAN
        (FORMERLY NAMED THRIFT PLAN OF AMERICAN PETROFINA, INCORPORATED)
                         (SAME ADDRESS AS SHOWN BELOW)

B. Name of issuer of the securities held pursuant to the plan and the address of its principal executive office:

                                   FINA, INC.
               (FORMERLY NAMED AMERICAN PETROFINA, INCORPORATED)
                                   FINA PLAZA
                           8350 N. CENTRAL EXPRESSWAY
                              DALLAS, TEXAS 75206

                         FINA CAPITAL ACCUMULATION PLAN

                FINANCIAL STATEMENTS AND SUPPLEMENTAL SCHEDULES

                           DECEMBER 31, 1994 AND 1993

                  (WITH INDEPENDENT AUDITORS' REPORT THEREON)

[KPMG PEAT MARWICK LLP LOGO]



                          INDEPENDENT AUDITORS' REPORT

The Plan Committee
FINA Capital Accumulation Plan:

     We have audited the accompanying statements of net assets available for plan benefits of the FINA Capital Accumulation Plan as of December 31, 1994 and 1993, and the related statements of changes in net assets available for plan benefits for the years then ended. These financial statements are the responsibility of the Plan's management. Our responsibility is to express an opinion on these financial statements based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements referred to above present fairly, in all material respects, the net assets available for plan benefits of the FINA Capital Accumulation Plan as of December 31, 1994 and 1993, and the changes in net assets available for plan benefits for the years then ended in conformity with generally accepted accounting principles.

     Our audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental schedules of assets held for investment and reportable transactions are presented for the purpose of additional analysis and are not a required part of the basic financial statements but are supplementary information required by the Department of Labor's Rules and Regulations for Reporting and Disclosure under the Employee Retirement Income Security Act of 1974. The supplemental schedules have been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, are fairly stated in all material respects in relation to the basic financial statements taken as a whole.

                                        /s/ KPMG PEAT MARWICK



Dallas, Texas
March 31, 1995

                         FINA CAPITAL ACCUMULATION PLAN

              STATEMENTS OF NET ASSETS AVAILABLE FOR PLAN BENEFITS
                           DECEMBER 31, 1994 AND 1993

                                                               FINA, INC.
                                                                 COMMON    PETROFINA S.A.  U.S. DEBT      MONEY     BALANCED
                                                       TOTAL     STOCK      COMMON STOCK   INDEX FUND  MARKET FUND    FUND
                                                      -------  ----------  --------------  ----------  -----------  --------
                                                                     (IN THOUSANDS EXCEPT PER SHARE AMOUNTS)
December 31, 1994:
  Investments, at fair value:
     FINA, Inc., Class A common stock (714,734
       shares: cost of $43,328)...................... $48,870    48,870            --            --          --          --
     Petrofina, S.A., common stock (45,205 shares;
       cost of $12,019)..............................  13,400        --        13,400            --          --          --
     Wells Fargo Nikko U.S. Debt Index Fund (554,946
       shares; cost of $6,124).......................   6,329        --            --         6,329          --          --
     American Balanced Fund, Inc. (392,882 shares;
       cost of $4,951)...............................   4,715        --            --            --          --       4,715
     American New Perspective Global Equity Mutual
       Fund (328,286 shares; cost of $4,857).........   4,717        --            --            --          --          --
     Wells Fargo Nikko Equity Index Fund (237,222
       shares: cost of $2,982).......................   3,114        --            --            --          --          --
     Money market investments........................   5,268       700            39            --       4,500          --
     Employee loans receivable.......................   2,618        --            --            --          --          --
  Cash...............................................     (13)      (13)           --            --          --          --
  Contributions receivable from employees............     566       141            41            80          46          96
  Contributions receivable from employing
     companies.......................................     444       309           135            --          --          --
  Accounts receivable................................      54       (88)            7            13           8          64
  Accrued dividend receivable........................      21        --            --            --          21          --
  Accrued interest receivable........................       3         3            --            --          --          --
                                                      -------  --------       -------      ----------  -----------  --------
       Plan assets...................................  90,106    49,922        13,622         6,422       4,575       4,875
  Forfeitures available for future use...............     (33)       --            --            --          --          --
                                                      -------  --------       -------      ----------  -----------  --------
          Net assets available for plan benefits..... $90,073    49,922        13,622         6,422       4,575       4,875
                                                      =======  ========       =======      ==========  ===========  ========
December 31, 1993:
  Investments, at fair value:
     FINA, Inc., Class A common stock (683,323
       shares: cost of $40,800)...................... $46,978    46,978            --            --          --          --
     Petrofina, S.A., common stock (40,630 shares;
       cost of $10,503)..............................  11,028        --        11,028            --          --          --
     Wells Fargo Nikko U.S. Debt Index Fund (695,541
       shares; cost of $7,593).......................   8,179        --            --         8,179          --          --
     American Balanced Fund, Inc. (285,369 shares;
       cost of $3,652)...............................   3,587        --            --            --          --       3,587
     American New Perspective Global Equity Mutual
       Fund (99,792 shares; cost of $1,375)..........   1,498        --            --            --          --          --
     Wells Fargo Nikko Equity Index Fund (166,802
       shares: cost of $2,055).......................   2,161        --            --            --          --          --
     Money market investments........................   5,542       930            55            --       4,481          --
     Employee loans receivable.......................   2,297        --            --            --          --          --
  Cash...............................................       1         1            --            --          --          --
  Contributions receivable from employees............     579       154            42           118          44         104
  Contributions receivable from employing
     companies.......................................     467       319           148            --          --          --
  Accounts receivable................................     138        25             5            37          13          24
  Accrued dividend receivable........................      12        --            --            --          12          --
  Accrued interest receivable........................       2         2            --            --          --          --
                                                      -------  --------       -------      ----------  -----------  --------
       Plan assets...................................  82,469    48,409        11,278         8,334       4,550       3,715
  Forfeitures available for future use...............     (79)       --            --            --          --          --
                                                      -------  --------       -------      ----------  -----------  --------
          Net assets available for plan benefits..... $82,390    48,409        11,278         8,334       4,550       3,715
                                                      =======  ========       =======      ==========  ===========  ========

                         FINA CAPITAL ACCUMULATION PLAN

                                                                                                                   RETIREMENT
                                                       GLOBAL       EQUITY      COMPANY    EMPLOYEE  INTERMEDIATE     MONEY
                                                     EQUITY FUND  INDEX FUND  FORFEITURES   LOANS     BOND FUND    MARKET FUND
                                                     -----------  ----------  -----------  --------  ------------  -----------
                                                                      (IN THOUSANDS EXCEPT PER SHARE AMOUNTS)
December 31, 1994:
  Investments, at fair value:
     FINA, Inc., Class A common stock (714,734
       shares: cost of $43,328).....................        --          --         --           --          --           --
     Petrofina, S.A., common stock (45,205 shares;
       cost of $12,019).............................        --          --         --           --          --           --
     Wells Fargo Nikko U.S. Debt Index Fund (554,946
       shares; cost of $6,124)......................        --          --         --           --          --           --
     American Balanced Fund, Inc. (392,882 shares;
       cost of $4,951)..............................        --          --         --           --          --           --
     American New Perspective Global Equity Mutual
       Fund (328,286 shares; cost of $4,857)........   $ 4,717          --         --           --          --           --
     Wells Fargo Nikko Equity Index Fund (237,222
       shares: cost of $2,982)......................        --       3,114         --           --          --           --
     Money market investments.......................        --          --         29           --          --           --
     Employee loans receivable......................        --          --         --        2,618          --           --
  Cash..............................................        --          --         --           --          --           --
  Contributions receivable from employees...........        92          70         --           --          --           --
  Contributions receivable from employing
     companies......................................        --          --         --           --          --           --
  Accounts receivable...............................        35          11          4           --          --           --
  Accrued dividend receivable.......................        --          --         --           --          --           --
  Accrued interest receivable.......................        --          --         --           --          --           --
                                                     -----------  ----------    -----      --------     ------     -----------
       Plan assets..................................     4,844       3,195         33        2,618          --           --
  Forfeitures available for future use..............        --          --        (33)          --          --           --
                                                     -----------  ----------    -----      --------     ------     -----------
          Net assets available for plan benefits....   $ 4,844       3,195         --        2,618          --           --
                                                     ===========  ==========    =====      ========     ======     ===========
December 31, 1993:
  Investments, at fair value:
     FINA, Inc., Class A common stock (683,323
       shares: cost of $40,800).....................        --          --         --           --          --           --
     Petrofina, S.A., common stock (40,630 shares;
       cost of $10,503).............................        --          --         --           --          --           --
     Wells Fargo Nikko U.S. Debt Index Fund (695,541
       shares; cost of $7,593)......................        --          --         --           --          --           --
     American Balanced Fund, Inc. (285,369 shares;
       cost of $3,652)..............................        --          --         --           --          --           --
     American New Perspective Global Equity Mutual
       Fund (99,792 shares; cost of $1,375).........   $ 1,498          --         --           --          --           --
     Wells Fargo Nikko Equity Index Fund (166,802
       shares: cost of $2,055)......................        --       2,161         --           --          --           --
     Money market investments.......................        --           6         70           --          --           --
     Employee loans receivable......................        --          --         --        2,297          --           --
  Cash..............................................        --          --         --           --          --           --
  Contributions receivable from employees...........        47          70         --           --          --           --
  Contributions receivable from employing
     companies......................................        --          --         --           --          --           --
  Accounts receivable...............................        10          15          9           --          --           --
  Accrued dividend receivable.......................        --          --         --           --          --           --
  Accrued interest receivable.......................        --          --         --           --          --           --
                                                     -----------  ----------     ----      --------     ------     -----------
       Plan assets..................................     1,555       2,252         79        2,297          --           --
  Forfeitures available for future use..............        --          --        (79)          --          --           --
                                                     -----------  ----------     ----      --------     ------     -----------
          Net assets available for plan benefits....   $ 1,555       2,252         --        2,297          --           --
                                                     ===========  ==========     ====      ========     ======     ===========

                See accompanying notes to financial statements.

                         FINA CAPITAL ACCUMULATION PLAN

        STATEMENTS OF CHANGES IN NET ASSETS AVAILABLE FOR PLAN BENEFITS
                     YEARS ENDED DECEMBER 31, 1994 AND 1993

                                                          FINA, INC.    PETROFINA S.A.
                                                            COMMON          COMMON        U.S. DEBT        MONEY       BALANCED
                                                TOTAL       STOCK           STOCK         INDEX FUND    MARKET FUND      FUND
                                               -------    ----------    --------------    ----------    -----------    --------
                                                                   (IN THOUSANDS EXCEPT PER SHARE AMOUNTS)
Year ended December 31, 1994:
  Contributions:
     Employees...............................  $ 7,329       1,823             523           1,172           508         1,304
     Employing companies.....................    5,637       3,904           1,733              --            --            --
                                               -------    --------         -------        --------      --------       -------
                                                12,966       5,727           2,256           1,172           508         1,304
                                               -------    --------         -------        --------      --------       -------
  Investment income:
     Dividends...............................    3,294       2,506             341              --           180           201
     Interest................................      222          26               7              --            --            --
     Net appreciation (depreciation) in fair
       values of investments.................      181        (428)            975            (233)           --          (185)
                                               -------    --------         -------        --------      --------       -------
                                                 3,697       2,104           1,323            (233)          180            16
                                               -------    --------         -------        --------      --------       -------
  Transfers between funds....................       --        (614)            (68)         (2,286)          (72)          231
                                               -------    --------         -------        --------      --------       -------
  Withdrawals and expenses:
     In cash and in kind.....................    8,853       5,636           1,141             546           587           388
     Forfeitures.............................       54          32              22              --            --            --
     Other expenses..........................       73          36               4              19             4             3
                                               -------    --------         -------        --------      --------       -------
                                                 8,980       5,704           1,167             565           591           391
                                               -------    --------         -------        --------      --------       -------
       Net increase (decrease) in net assets
          available for plan benefits........    7,683       1,513           2,344          (1,912)           25         1,160
  Net assets available for plan benefits:
     Beginning of year.......................   82,390      48,409          11,278           8,334         4,550         3,715
                                               -------    --------         -------        --------      --------       -------
     End of year.............................  $90,073      49,922          13,622           6,422         4,575         4,875
                                               =======    ========         =======        ========      ========       =======
Year ended December 31, 1993:
  Contributions:
     Rollover from prior plan................  $   164          --              --              37            25            37
     Employees...............................    7,253       2,114             569           1,541           646         1,150
     Employing companies.....................    5,739       3,995           1,744              --            --            --
                                               -------    --------         -------        --------      --------       -------
                                                13,156       6,109           2,313           1,578           671         1,187
                                               -------    --------         -------        --------      --------       -------
  Investment income:
     Dividends...............................    2,746       2,195             280              --           167            89
     Interest................................      227          24               5              --            --            --
     Net appreciation in fair values of
       investments...........................    8,318       5,718           1,583             686            --            63
                                               -------    --------         -------        --------      --------       -------
                                                11,291       7,937           1,868             686           167           152
                                               -------    --------         -------        --------      --------       -------
  Transfers between funds....................       --      (1,991)            328           6,763         4,086         2,428
                                               -------    --------         -------        --------      --------       -------
  Withdrawals:
     In cash and in kind.....................    6,566       4,593             650             687           373            52
     Forfeitures.............................       76          35              34               6             1            --
                                               -------    --------         -------        --------      --------       -------
                                                 6,642       4,628             684             693           374            52
                                               -------    --------         -------        --------      --------       -------
       Net increase (decrease) in net assets
          available for plan benefits........   17,805       7,427           3,825           8,334         4,550         3,715
  Net assets available for plan benefits:
     Beginning of year.......................   64,585      40,982           7,453              --            --            --
                                               -------    --------         -------        --------      --------       -------
     End of year.............................  $82,390      48,409          11,278           8,334         4,550         3,715
                                               =======    ========         =======        ========      ========       =======

                See accompanying notes to financial statements.

                         FINA CAPITAL ACCUMULATION PLAN

       STATEMENTS OF CHANGES IN NET ASSETS AVAILABLE FOR PLAN BENEFITS --
                                  (CONTINUED)

                                                                                                                     RETIREMENT
                                               GLOBAL         EQUITY        COMPANY      EMPLOYEE    INTERMEDIATE       MONEY
                                             EQUITY FUND    INDEX FUND    FORFEITURES     LOANS       BOND FUND      MARKET FUND
                                             -----------    ----------    -----------    --------    ------------    -----------
                                                                   (IN THOUSANDS EXCEPT PER SHARE AMOUNTS)
Year ended December 31, 1994:
  Contributions:
     Employees.............................    $ 1,097           902             --           --            --              --
     Employing companies...................         --            --             --           --            --              --
                                             -----------    ----------    -----------    --------    ------------    -----------
                                                 1,097           902             --           --            --              --
                                             -----------    ----------    -----------    --------    ------------    -----------
  Investment income:
     Dividends.............................         66            --             --           --            --              --
     Interest..............................         --            --             --          189            --              --
     Net appreciation (depreciation) in
       fair values of investments..........          9            43             --           --            --              --
                                             -----------    ----------    -----------    --------    ------------    -----------
                                                    75            43             --          189            --              --
                                             -----------    ----------    -----------    --------    ------------    -----------
  Transfers between funds..................      2,391           203             --          215            --              --
                                             -----------    ----------    -----------    --------    ------------    -----------
  Withdrawals and expenses:
     In cash and in kind...................        271           201             --           83            --              --
     Forfeitures...........................         --            --             --           --            --              --
     Other expenses........................          3             4             --           --            --              --
                                             -----------    ----------    -----------    --------    ------------    -----------
                                                   274           205             --           83            --              --
                                             -----------    ----------    -----------    --------    ------------    -----------
       Net increase (decrease) in net
          assets available for plan
          benefits.........................      3,289           943             --          321            --              --
  Net assets available for plan benefits:
     Beginning of year.....................      1,555         2,252             --        2,297            --              --
                                             -----------    ----------    -----------    --------    ------------    -----------
     End of year...........................    $ 4,844         3,195             --        2,618            --              --
                                             ===========    ==========    ===========    ========    ============    ===========
Year ended December 31, 1993:
  Contributions:
     Rollover from prior plan..............    $    26            39             --           --            --              --
     Employees.............................        449           784             --           --            --              --
     Employing companies...................         --            --             --           --            --              --
                                             -----------    ----------    -----------    --------    ------------    -----------
                                                   475           823             --           --            --              --
                                             -----------    ----------    -----------    --------    ------------    -----------
  Investment income:
     Dividends.............................         15            --             --           --            --              --
     Interest..............................         --            --             --          198            --              --
     Net appreciation in fair values of
       investments.........................        161           107             --           --            --              --
                                             -----------    ----------    -----------    --------    ------------    -----------
                                                   176           107             --          198            --              --
                                             -----------    ----------    -----------    --------    ------------    -----------
  Transfers between funds..................        923         1,343             --         (472)       (7,668)         (5,740)
                                             -----------    ----------    -----------    --------    ------------    -----------
  Withdrawals:
     In cash and in kind...................         19            21             --          171            --              --
     Forfeitures...........................         --            --             --           --            --              --
                                             -----------    ----------    -----------    --------    ------------    -----------
                                                    19            21             --          171            --              --
                                             -----------    ----------    -----------    --------    ------------    -----------
       Net increase (decrease) in net
          assets available for plan
          benefits.........................      1,555         2,252             --         (445)       (7,668)         (5,740)
  Net assets available for plan benefits:
     Beginning of year.....................         --            --             --        2,742         7,668           5,740
                                             -----------    ----------    -----------    --------    ------------    -----------
     End of year...........................    $ 1,555         2,252             --        2,297            --              --
                                             ===========    ==========    ===========    ========    ============    ===========

                See accompanying notes to financial statements.

                         FINA CAPITAL ACCUMULATION PLAN

                         NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 1994 AND 1993

(1) GENERAL AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

  (a) General

     The FINA Capital Accumulation Plan (the Plan) operates for the benefit of certain employees of certain subsidiaries of FINA, Inc. (Company) and American Petrofina Holding Company, hereafter referred to as "employing companies." Employees who have completed one year of service are eligible to participate in the Plan; provided, however, that no employee may become a participant if the employee is a member of a collective bargaining unit, the recognized representative of which has not agreed to participation in the Plan by members of such unit.

     The Plan is a defined contribution plan and is subject to the provisions of the Employee Retirement Income Security Act of 1974, as amended (ERISA). The following description of the Plan is provided for general purposes only. Participants should refer to the Plan document for more complete information.

     The Plan is administered by the Committee appointed by and acting on behalf of the Board of Directors of the Company. Pursuant to the Plan's trust agreement, an independent trustee (Trustee) maintains custody of the Plan's assets. The Boston Safe Deposit and Trust Company serves as the Trustee.

     During 1992, the Plan's sponsor purchased a chemical plant, at which time, the employees of that plant became eligible for participation in the Plan. The net assets were transferred to the Plan from the employee's former plan in 1992 and 1993 and were recorded at their fair value at the date of transfer.

     In 1993, the Plan's sponsor sold a paint manufacturing plant, at which time the assets of the employees of the plant were liquidated and transferred to a successor plan in a plan-to-plan transfer. The assets transferred were treated as a withdrawal at fair value of $1,566,772 on the date of transfer.

  (b) Basis of Presentation

     The accompanying financial statements have been prepared on an accrual basis using fair values for investments. The fair values of investments are based on closing market quotations or listed redeemable values. Security transactions are recorded on a trade date basis.

  (c) Expenses Relating to Investment Securities

     Expenses relating to the purchase or sale of investment securities are added to the cost or deducted from the proceeds, respectively.

  (d) Expenses of Administering the Plan

     All costs and expenses incurred in administering the Plan, including the fees and expenses of the Trustee, the fees of its counsel and other administrative expenses, were the responsibility of the employing companies through June 30, 1994. Beginning July 1, 1994 all Trustee's and record keeping costs and expenses incurred in administering the Plan are the responsibility of the Plan participants.

  (e) Contributions

     Participants may elect to contribute up to 5% of their basic compensation on an after-tax basis (Thrift Contribution), up to 10% on a pre-tax basis (Deferred Compensation Contribution), or a combination of pre-tax and after-tax contributions not exceeding 10% of their basic compensation. If a participant elects to make a Deferred Compensation Contribution, the participant must enter into a basic compensation reduction agreement authorizing the employing company to make such contribution on the participant's behalf.

                         FINA CAPITAL ACCUMULATION PLAN

     For each participant, the employing companies will contribute an amount equal to the lesser of the aggregate Thrift and Deferred Compensation Contributions for the pay period or 6% pre-tax of the participant's basic compensation for the pay period (Matching Contribution). Matching Contributions are reduced by participants' forfeitures.

     Thrift and Deferred Compensation Contributions are paid to the Trustee in cash and Matching Contributions are paid to the Trustee in cash or the Company's Class A common stock.

  (f) Investment Program and Vesting

     Participants may direct the investment of their Thrift and Deferred Compensation Contributions into a money market fund, U.S. debt index fund, balanced fund, equity index fund, global equity fund, the Company's Class A common stock or Petrofina S.A. common stock; and the investment of the Matching Contributions into the Company's Class A common stock or Petrofina S.A. common stock. Participants become completely vested in contributions of the employing companies upon five years of service with the employing companies.

     During the last quarter of 1993 the Plan has added a voice response system administered by the recordkeeper, Hewitt Associates, LLC. The system provides account information that is updated monthly and allows the participant election transfers of current investments and/or changes to the investment elections on a quarterly basis. Participants may also change the tax treatment of contributions on a semi-annual basis effective January 1 and July l.

     A description of such rights and provisions and an explanation of the treatment of withdrawals, forfeitures and other matters are contained in the Plan document.

     Participation in each investment option at December 31, 1994 and 1993 is presented below. The sum of participation by investment option is greater than the total number of Plan participants making contributions because participation is allowed in more than one investment option.

     A summary of participants by investment options follows:

                                                                           1994      1993
                                                                           -----     -----
    Company Class A common stock.........................................  2,074     2,190
    Petrofina S.A. common stock..........................................  1,131     1,147
    U.S. debt index fund.................................................    915     1,105
    Equity index fund....................................................    690       630
    Balanced fund........................................................    800       790
    Global equity fund...................................................    795       528
    Money market fund....................................................    737       797

  (g) Loan Option

     A participant may borrow from his or her Participant Deferred Account an amount which, when added to the greater of the total outstanding balance of all other loans to such Participant from the Plan or the highest outstanding balance of all such loans for the one-year period ending the day before the date of the loan, does not exceed up to one-half of the first $100,000 of such participant's vested interest under the Plan, or the amount allowed under Section 72(p) of the Internal Revenue Code. Any such loan made to a participant shall be evidenced by a promissory note payable to the Trustee, shall bear a reasonable rate of interest, shall be secured by the borrowing participant's vested interest under the Plan and shall be repayable within five years; provided, however, that if such loan is to be used to acquire or construct any dwelling unit which within a reasonable time is to be used as a principal residence of the participant, the Plan Committee may direct the Trustee to make such loan repayable over such period greater than five years. No withdrawal pursuant to any

                         FINA CAPITAL ACCUMULATION PLAN
of the withdrawal provisions of the Plan may be made by a participant to whom a loan is outstanding from the Plan unless the Plan Committee is satisfied that such loan will remain nontaxable and fully secured by the withdrawing participant's vested interest under the Plan following such withdrawal.

  (h) Form 5500 Reconciliation

     The net assets available for plan benefits and withdrawals reported in the Plan's 1994 and 1993 Form 5500's are different from the corresponding amounts reported in the accompanying financial statements by $912,217 and $665,945, respectively, as of and for the year ended December 31, 1994 and $1,578,162 and ($1,127,053), respectively, as of and for the year ended December 31, 1993. These differences relate to the classification of withdrawals currently payable to participants.

(2) FEDERAL INCOME TAXES

     The Plan Committee has obtained from the Internal Revenue Service a determination letter indicating that the Plan qualifies under the provision of Sections 401(a) and 401(k) of the Internal Revenue Code and, accordingly, is exempt from Federal income taxes under Section 501(a). The United States Federal income tax status of the participants with respect to their contributions to the Plan is described in information submitted to the participants and, subject to certain limitations, such contributions are tax deferred.

     During 1994, the Plan Committee submitted a new plan document to the Internal Revenue Service for determination of its exemption of Federal income taxes under section 501(a). A favorable determination letter is expected from the Internal Revenue Service for the new Plan document.

(3) PLAN TERMINATION

     Although they have not expressed any intent to do so, the employing companies have the right under the Plan to discontinue their contributions at any time and to terminate the Plan subject to the provisions of ERISA. In the event of Plan termination, participants will become 100% vested in their accounts.

                                                                      SCHEDULE 1

                         FINA CAPITAL ACCUMULATION PLAN

              ITEM 27(A) -- SCHEDULE OF ASSETS HELD FOR INVESTMENT
                               DECEMBER 31, 1994

                                                                                                CURRENT
                                        DESCRIPTION OF        NUMBER OF          COST            VALUE
 IDENTITY OF MARKETABLE INVESTMENT        INVESTMENT         SHARES/UNITS   (IN THOUSANDS)   (IN THOUSANDS)
- ----------------------------------- -----------------------  ------------   --------------   --------------
FINA, Inc. Class A common stock     Common Stock                714,734        $ 43,328         $ 48,870
Petrofina S.A. common stock         Common Stock                 45,205          12,019           13,400
Wells Fargo Nikko U.S. Debt Index
  Fund                              Commingled Trust Fund       554,946           6,124            6,329
American Balanced Fund, Inc.        Mutual Fund                 392,882           4,951            4,715
American New Perspective Global
  Equity Mutual Fund                Mutual Fund                 328,286           4,857            4,717
Wells Fargo Nikko Equity Index Fund Commingled Trust Fund       237,222           2,982            3,114
Northern Trust Short Term Fund      Commingled Trust Fund     4,500,349           4,500            4,500
TBC Inc. Pooled Employee Daily
  Liquidity Fund                    Money Market fund           768,639             769              769
Employee loans receivable           Employee loans with
                                    maturities ranging from
                                    1995 to 2009 and
                                    interest rates ranging
                                    from 6% to 11.5%                              2,618            2,618
                                                                            --------------   --------------
                                                                               $  3,387         $  3,387
                                                                            ==============   ==============

                 See accompanying independent auditors' report.

                                                                      SCHEDULE 2

                         FINA CAPITAL ACCUMULATION PLAN

               ITEM 27(D) -- SCHEDULE OF REPORTABLE TRANSACTIONS
                          YEAR ENDED DECEMBER 31, 1994

                                                                                        CURRENT VALUE
                                         NUMBER                                          OF ASSET ON
                                           OF         PURCHASE    SELLING    COST OF     TRANSACTION     NET
        DESCRIPTION OF ASSET          TRANSACTIONS     PRICE       PRICE      ASSET         DATE         GAIN
- ------------------------------------  ------------    --------    -------    -------    -------------    ----
                                                  (THOUSANDS OF DOLLARS EXCEPT TRANSACTION AMOUNTS)
Purchases:
  FINA, Inc. Class A common stock...        68        $  4,070    $    --    $ 4,070       $ 4,070       $ --
  American New Perspective Global
     Equity Mutual Fund.............        22             259         --        259           259         --
  Wells Fargo Money Market Fund.....        51           3,183         --      3,183         3,183         --
  Wells Fargo Nikko U.S. Debt Index
     Fund...........................        18           1,621         --      1,621         1,621         --
  TBC Inc. Pooled Employee Daily
     Liquidity Fund.................       190          11,797         --     11,797        11,797         --
Sales:
  FINA, Inc. Class A common stock...         7              --        662        541           662        121
  American New Perspective Global
     Equity Mutual Fund.............        18              --        467        453           467         14
  Wells Fargo Money Market Fund.....        45              --      3,183      3,183         3,183         --
  Wells Fargo Nikko U.S. Debt Index
     Fund...........................        24              --      3,239      3,090         3,239        149
  TBC Inc. Pooled Employee Daily
     Liquidity Fund.................       155              --     12,090     12,090        12,090         --

                 See accompanying independent auditors' report.

[KPMG PEAT MARWICK LLP LOGO]


                        CONSENT OF INDEPENDENT AUDITORS

The Plan Committee
FINA Capital Accumulation Plan:

     We consent to incorporation by reference in the Registration Statement (No. 2-89230) on Form S-8 of FINA, Inc. of our report dated March 31, 1995, relating to the statements of net assets available for plan benefits of the FINA Capital Accumulation Plan as of December 31, 1994 and 1993, and the related statements of changes in net assets available for plan benefits for the years then ended, and the related supplemental schedules, which report appears in the December 31, 1994 annual report on Form 11-K of the FINA Capital Accumulation Plan.


                                         /s/ KPMG PEAT MARWICK LLP

Dallas, Texas
March 31, 1995

                                   SIGNATURES

     The Plan. Pursuant to the requirements of the Securities Exchange Act of 1934, the trustees (or other persons who administer the employee benefit plan) have duly caused this annual report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            FINA CAPITAL ACCUMULATION PLAN



                                                     Cullen M. Godfrey
                                               Vice President, Secretary and
                                             General Counsel of the Registrant

Dated: April 25, 1995